UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2011 (Date of earliest event reported)
Corcept Therapeutics Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50679 (Commission File Number)	77-0487658 (IRS Employer Identification Number)

149 Commonwealth Drive, Menlo Park, CA (Address of principal executive offices)		94025 (Zip Code)
650-327-3270 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 30, 2011, we issued a press release announcing that the U.S. Food and Drug Administration (FDA) has accepted for filing our New Drug Application (NDA) for CORLUX, a glucocorticoid receptor type II (GR-II) antagonist, for the treatment of the manifestations of Cushing's Syndrome. The FDA has indicated that this application will receive a standard review and that the Prescription Drug User Fee Act (PDUFA) goal date for completion of its review is February 17, 2012.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements made in this current report on Form 8-K, including the press release incorporated herein by reference, other than statements of historical fact, are forward-looking statements, including, for example, statements relating to the potential benefit of CORLUX for patients diagnosed with Cushing's Syndrome, commercialization plans for CORLUX for the treatment of Cushing's Syndrome, the timing of completion and outcome of FDA review of our NDA, our clinical development and research programs, the timing of introduction of CORLUX and future product candidates, including CORT 108297 and CORT 113083 and the ability to create value from CORLUX or other future product candidates. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that might cause actual results to differ materially from those expressed or implied by such statements. For example, we cannot assure you with respect to the cost, rate of spending, completion or success of our clinical trials, of the timing of completion of the FDA's review of our NDA for CORLUX in Cushing's Syndrome, that the results of FDA's review will be favorable or that we will pursue further activities with respect to the development of CORLUX, CORT 108297, CORT 113083 or any of our other selective GR-II antagonists. These and other risk factors are set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2010 and subsequent SEC filings. We disclaim any intention or duty to update any forward-looking statement made in this current report on Form 8-K, including the press release incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Corcept Therapeutics Incorporated dated June 30, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2011	CORCEPT THERAPEUTICS INCORPORATED By: /s/ Anne M. LeDoux Anne M. LeDoux VP & Controller

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Corcept Therapeutics Incorporated dated June 30, 2011